EX-99.906CERT

Certification Under Section 906
of the Sarbanes-Oxley Act of 2002

     Kaysie Uniacke, Chief Executive Officer, and John M. Perlowski, Chief Financial Officer of Goldman Sachs Trust (the “Registrant”), each certify to the best of their knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended February 29, 2004 (the “Form N-CSRS”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer

Goldman Sachs Trust	Goldman Sachs Trust

S/	S/
Kaysie Uniacke	John M. Perlowski

Date: May 3, 2004	Date: May 3, 2004

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.